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                       SYSCO CORPORATION AND SUBSIDIARIES

                         SUBSIDIARIES OF THE REGISTRANT

                                   EXHIBIT 21


Registrant:      Sysco Corporation

The following is a list of wholly-owned subsidiaries of the Registrant at July 2, 1994.


                                                                        State of
Name of Subsidiary                                                    Incorporation
- - - ------------------                                                    -------------
Allied-Sysco Food Services, Inc. .................................     California
Arrow-Sysco Food Services, Inc. ..................................     Delaware
Bell/Sysco Food Services, Inc. ...................................     North Carolina
Deaktor/Sysco Food Services Company ..............................     Pennsylvania
DiPaolo/Sysco Food Services, Inc. ................................     Ohio
Grants - Sysco Food Services, Inc. ...............................     Michigan
Hardin's-Sysco Food Services, Inc. ...............................     Tennessee
K.W. Food Distributors, Ltd. .....................................     B.C. Canada
Lankford-Sysco Food Services, Inc. ...............................     Maryland
Maine/Sysco, Inc. ................................................     Maine
Major-Sysco Food Services, Inc. ..................................     California
Mid-Central /Sysco Food Services, Inc. ...........................     Missouri
Miesel/Sysco Food Service Company ................................     Delaware
Nobel/Sysco Food Services Company ................................     Colorado
     *  Sysco Equipment & Furnishings Company ....................     Delaware
Olewine's-Sysco Food Services Company ............................     Pennsylvania
Robert Orr-Sysco Food Services Co. ...............................     Tennessee
Pegler-Sysco Food Services Company ...............................     Nebraska
     *  Food Service Transportation, Inc. ........................     Nebraska
     *  Pegler-Sysco Transportation Co. ..........................     Nebraska
Ritter Sysco Food Services, Inc. .................................     New Jersey
     *  Dowd Food Discount Corp. .................................     New Jersey
Smelkinson Sysco Food Services, Inc. .............................     Delaware
Sysco Avard Food Services, Inc. ..................................     Delaware
Sysco Food Services - Chicago, Inc. ..............................     Delaware
Sysco Food Services - Jacksonville, Inc. .........................     Delaware
Sysco Food Services of Arizona, Inc. .............................     Delaware
Sysco Food Services of Arkansas, Inc. ............................     Arkansas
Sysco Food Services of Atlanta, Inc. .............................     Delaware
Sysco Food Services of Atlantic City, Inc. .......................     Delaware

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
                                                                      State of
Name of Subsidiary                                                 Incorporation
- - - ------------------                                                  -------------
Sysco Food Services of Austin, Inc. ..............................     Delaware
Sysco Food Services of Beaumont, Inc. ............................     Texas
Sysco Food Services of Central Florida, Inc. .....................     Delaware
Sysco Food Services of Cleveland, Inc. ...........................     Delaware
Sysco Food Services of Dallas, Inc. ..............................     Texas
Sysco Food Services of Houston, Inc. .............................     Delaware
Sysco Food Services of Idaho, Inc. ...............................     Idaho
Sysco Food Services of Indianapolis, Inc. ........................     Delaware
Sysco Food Services of Iowa, Inc. ................................     Delaware
Sysco Food Services of Los Angeles, Inc. .........................     Delaware
Sysco Food Services of Minnesota, Inc. ...........................     Delaware
Sysco Food Services of Montana, Inc. .............................     Delaware
Sysco Food Services of Oklahoma, Inc. ............................     Delaware
Sysco Food Services of Portland, Inc. ............................     Delaware
Sysco Food Services of San Antonio, Inc. .........................     Delaware
Sysco Food Services of Seattle, Inc. .............................     Delaware
Sysco Food Services of South Florida, Inc. .......................     Delaware
Sysco Food Services of St. Louis, Inc. ...........................     Delaware
Sysco Food Services of Virginia, Inc. ............................     Virginia
Sysco/Frost-Pack Food Services, Inc. .............................     Michigan
Sysco Intermountain Food Services, Inc. ..........................     Delaware
Sysco/Louisville Food Services Co. ...............................     Delaware
Tartan Sysco Food Services, Inc. .................................     Pennsylvania
     *  Concors Supply Co., Inc. .................................     Delaware
     *  Garden Cash & Carry, Inc. ................................     Delaware
The SYGMA Network, Inc. ..........................................     Delaware
The SYGMA Network of Ohio, Inc. ..................................     Delaware
The SYGMA Network of Pennsylvania, Inc. ..........................     Delaware

Inactive
- - - --------

CFS Bakeries, Inc. ...............................................     California
CFS Continental Transportation Company ...........................     Illinois
FSB, Inc. ........................................................     Delaware
Sysco Frosted Foods, Inc. ........................................     Delaware
SyscoMed, Inc. ...................................................     Delaware
Tartan Foods, Inc. ...............................................     Delaware
Vernon, Inc. .....................................................     California


*  2nd Tier Subsidiary